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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT:  SEPTEMBER 14, 1995
                       (Date of earliest event reported)



                                 CITIZENS, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                 (State or other jurisdiction of incorporation)





               0-15609                                   84-0755371
       (Commission File Number)                        (I.R.S. Employer
                                                    Identification Number)



                400 EAST ANDERSON LANE, AUSTIN, TEXAS 78714-0167
          (Address of principal executive offices, including zip code)




                                 (512) 837-7100
                        (Registrant's telephone number)
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Item 2.          Acquisition or Disposition of Assets

                 On September 14, 1995 the Registrant completed its acquisition of American Liberty Financial Corporation, a Baton Rouge, Louisiana based life insurance company. Reference is made to the Registration Statement on Form S-4 of the Registrant, No. 33-59039, which was declared effective by the Securities and Exchange Commission on July 28, 1995. Such Registration Statement is incorporated herein by reference, and contains information relating to the manner of the acquisition, a brief description of the nature and amount of consideration given and the principles followed in determining the amount of consideration.

Item 7.          Financial Statements and Exhibits

                 Reference is made to the Registration Statement on Form S-4 of the Registrant, No. 33-59039, which was declared effective by the Securities and Exchange Commission on July 28, 1995. The financial statements relating to the acquisition described herein, consisting of Selected Summary Financial Information, and the Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 1994 and For the Quarter Ended March 31, 1995, are specifically incorporated herein by reference. Reference is also made to the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 1995. The pro forma financial statements therein relating to the acquisition are incorporated by reference herein.




                                   SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on Registrant's behalf by the undersigned hereunto duly authorized.

                                  CITIZENS, INC.


Date: September 29, 1995          By/s/ Mark A. Oliver
                                    --------------------------------------------
                                    Mark A. Oliver, Executive Vice President,
                                    Secretary/Treasurer and Chief Financial
                                    Officer





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